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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                  JULY 14, 2005

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-19424                 74-2540145
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


           1901 CAPITAL PARKWAY
               AUSTIN, TEXAS                                   78746
   (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS

On July 14, 2005, EZCORP, Inc. issued a press release announcing that effective July 15, 2005, most of its Texas EZMoney stores will cease marketing payday loans for County Bank and begin operating as a Credit Services Organization, offering fee-based advice and assistance to consumers in obtaining loans from an unaffiliated lender. A copy of the Company's press release announcing the service is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1       Press release dated July 14, 2005, issued by EZCORP, Inc.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EZCORP, INC.
                                  (Registrant)




Date: July 14, 2005                      By: /s/ Daniel N. Tonissen
                                             -----------------------------------
                                             (Signature)
                                             Senior Vice President, Chief
                                             Financial Officer, and Director



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                                  EXHIBIT INDEX

99.1       Press release dated July 14, 2005, issued by EZCORP, Inc.